===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Under Rule 14a-12

                        MARINE DRILLING COMPANIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

FORWARD LOOKING STATEMENTS AND INVESTOR NOTICE
--------------------------------------------------------------------------------

This presentation includes statements that may be deemed to be "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.
All statements, other than statements of historical facts, included in this presentation that address activities or events Pride International, Inc. or Marine Drilling Companies, Inc. believe will or may occur in the future or estimates are forward-looking statements. Such statements include but are not limited to the consummation of the transaction, its effect on future earnings, cash flow or other operating results, the tax-free status of the transaction, expected closing date of the transaction, any other effect or benefit of the transaction, market prospects, levels of future indebtedness and future spending by exploration and production companies. Pride International, Inc. and Marine Drilling Companies, Inc. strongly encourage readers to note that some or all of the assumptions upon which such forward-looking statements are based are beyond their ability to control or estimate precisely, and may in some cases be subject to rapid and material changes. Such assumptions include but are not limited to costs and difficulties related to the integration of acquired businesses; costs, delays and other difficulties related to the merger; closing conditions not being satisfied; general market conditions prevailing in the marine drilling industry (including dayrates and utilization) and various other trends affecting the marine drilling industry; operating hazards and delays; risks associated with international operations; actions by customers and other third parties; the future price of oil and gas; and other factors detailed in Pride International's and Marine Drilling's filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. Additional information regarding the transaction can be found in both companies' Current Reports on Form 8-K to be filed shortly.

INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTIONS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The joint proxy statement/prospectus will be filed with the SEC by Pride International, Inc. and Marine Drilling Companies, Inc. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when it is available) and other documents containing information about Pride International, Inc. and Marine Drilling Companies, Inc., without charge, at the SEC's web site at www.sec.gov. Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus may also be obtained for free by directing a request to either: Investor Relations, Pride International, Inc., 5847 San Felipe, Suite 3300, Houston, Texas 77057, Phone: 713 789-1400,
Fax: 713 952-6916; or T. Scott O'Keefe, Senior Vice President and Chief Financial Officer, Marine Drilling Companies, Inc., One Sugar Creek Center Blvd., Suite 600, Sugar Land, Texas 77478, Phone: 281 243-3000,
Fax: 281 243-3080.

In addition, the identity of the persons who, under SEC rules, may be considered "participants in the solicitation" of Pride International and Marine Drilling shareholders in connection with the proposed transactions, and any description of their direct or indirect interests, by security holdings or otherwise, are available in an SEC filing under Schedule 14A made by each of Pride International and Marine Drilling on May 24, 2001.

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]





                              COMBINING STRENGTHS

                             INVESTOR PRESENTATION

                                 MAY 24, 2001

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]



      This presentation contains projections and other forward looking statements within the meaning of Section 27A of the Securities
      Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These projections and statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that these projections will be achieved and actual results could differ materially from those projected as a result of certain factors.

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]

                                PROPOSED MERGER

 .  TRANSACTION STRUCTURE:     Tax free stock-for-stock merger with each Pride
                              and Marine share exchanged for 1 share of Newco


 .  NEW COMPANY NAME:           Pride International, Inc.


 .  PRO FORMA OWNERSHIP:        Approximately 56% Pride shareholders
                               Approximately 44% Marine shareholders


 .  BOARD:                      8 directors: 4 designated by each Pride and
                               Marine
                               Robert Barbanell - Chairman


 .  MANAGEMENT:                 Paul Bragg - CEO
                               Jim Allen - COO
                               Earl McNiel - CFO
                               Scott O'Keefe - VP


 .  ACCOUNTING TREATMENT:       Intended to qualify as pooling-of-interests

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]






                              COMBINING STRENGTHS

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]

                              COMBINING STRENGTHS

     .  Leading Positions in Attractive Markets

        - Global Deepwater

        - Gulf of Mexico and International Jackups

        - International Land

     .  Operating Leverage

        - One of industry's largest fleets

        - New assets coming online in 2001

        - Concentrated in attractive drilling markets

        - Strong and improving industry fundamentals

     .  Positioned for Long-Term Growth and Leadership in Consolidation

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]

                              FINANCIAL STRENGTH


     .  Strong Earnings and Cash Flow Momentum


     .  Optimized Capitalization - Ability to Delever Rapidly


     .  Enhanced Financial Market Position

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]

                                PREMIER DRILLER

   Offshore Drilling Sector by Firm Value
   (Dollars in Billions)



                      $0             $5              $20
Transocean........... ===================================--9.9x Firm Value/
                                                                2002E EBITDA
Noble................ ========================--8.5x

Pride................ ======================--6.5x

Global............... ====================--7.8x

Diamond.............. ======================-7.4x

ENSCO................ =====================--6.5x

Santa Fe............. ===================8.5x

Rowan................ ==============--6.7x

Smedvig.............. =====--7.6x

Fred. Olsen.......... ====--4.5x

Atwood............... ====5.8x

Chiles............... ====7.3x


==  Equity Value
--  Net Debt


[Data for graph]
Company                       Equity Value                Net Debt                 Firm Value
Transocean                       $17.7                      $4.1                     $21.8
Noble                              6.3                       0.5                       6.8
Pride                              4.5                       1.7                       6.2
Global                             4.8                       0.8                       5.6
Diamond                            5.5                       0.0                       5.5
ENSCO                              4.9                       0.3                       5.3
Santa Fe                           4.4                       0.0                       4.0
Rowan                              3.0                       0.2                       3.2
Smedvig                            0.8                       0.5                       1.3
Fred. Olsen                        0.5                       0.5                       0.9
Atwood                             0.6                       0.0                       0.6
Chiles                             0.6                       0.0                       0.6

Source: Prices as of 5/23/01. 2002 EBITDA estimates based on Salomon Smith Barney Equity Research.

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]

                            LEADING OFFSHORE FLEET





                0    10     20     30     40     50     //     120
Transocean....  =======================================   ----++++ 122
Pride.........  ======================-------++ 48
Noble.........  ====================-------+++ 46
Diamond.......  =========-------------------+ 45
ENSCO.........  ========================-- 38
Global........  ===============----+++ 33
Santa Fe......  ==============-- 26
Rowan.........  =============-- 23


==  Jackups
--  Semisubmersibles
++  Drillship

[Data for graph]
                           Jackups          Semisubmersibles         Drillships               Total
Rowan                        22                     1                     0                    23
Santa Fe                     23                     3                     0                    26
Global                       23                     6                     4                    33
ENSCO                        37                     1                     0                    38
Diamond                      14                    30                     1                    45
Noble                        34                     9                     3                    46
Pride                        35                    11                     2                    48
Transocean                   55                    51                    16                   122

                                                                               8

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]

                                COMBINED FLEET



                                Tender-               Semisubmersible  Drillship
Land      Barge     Platform    Assisted    Jackup    (Moored)   (DP)    (DP)
246         3          21          5          35        8(a)     3(b)     2



                               OFFSHORE FLEET 77
                               ONSHORE FLEET 246


DP = Dynamically positioned
(a) Includes 2 semis that are managed but not owned.
(b) Does not include 2 rigs under construction.

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]


                               GLOBAL OPERATIONS

GULF OF MEXICO
--------------
1 Semi
27 Jackups
21 Platforms


SOUTH AMERICA
-------------
4 Semis
2 Jackups
2 Barges
226 Land Rigs


NORTH SEA
---------
2 Semis
1 Jackup


AFRICA/MIDDLE EAST
------------------
2 Drillships
3 Semis
2 Jackups
3 Tender Rigs
1 Barge Rig
18 Land Rigs


ASIA/PACIFIC
------------
1 Semi
3 Jackups
2 Tender Rigs
2 Land Drilling Rigs


Note: Rig count excludes 2 Semis under construction.

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]

                                OPERATING FOCUS

                              2001E Gross Margin

           By Asset Class                          By Geographic Market

 Jackups & Shallow Water............47%       GOM.........................42%
 Drillships/Semisubmersibles........30%       South America...............30%
 Land Rigs..........................23%       Africa/Middle East..........16%
                                              Asia Pacific & Other........12%


Source: Salomon Smith Barney.

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]

                           TECHNOLOGICALLY ADVANCED
                                DEEPWATER FLEET



                    0         20         40        60        80
Transocean........  ============================------ 67
Diamond...........  =================-- 31
Pride.............  ======-- 13
Noble.............  =====-- 12
Global............  ===-- 10
Santa Fe..........  == 3
ENSCO.............  = 1
Rowan.............  = 1

==  Semisubmersibles
--  Drillships


[Data for graph]
                      Semisubmersibles         Drillships               Total
Rowan                        1                     0                     1
ENSCO                        1                     0                     1
Santa Fe                     3                     0                     3
Global                       6                     4                    10
Noble                        9                     3                    12
Pride                       11                     2                    13
Diamond                     30                     1                    31
Transocean                  51                    16                    67

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]

                           A LEADING JACKUP DRILLER


              Transocean.............................. 55
              ENSCO................................... 37
              Pride................................... 35
              Noble................................... 34
              Global.................................. 23
              Santa Fe................................ 23
              Rowan................................... 22
              Diamond................................. 14

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]

                          LEADING INTERNATIONAL LAND
                                   FRANCHISE

                   Pride................................ 246
                   Nabors............................... 101
                   Parker...............................  47
                   H&P..................................  40
                   Grey Wolf............................   5




Source: Company SEC filings. Includes land rigs outside of North America.

[PRIDE LOGO]                                             [MARINE DRILLLING LOGO]

                           PENDING ASSET DEPLOYMENT

   The deployment of recently constructed, acquired or refurbished assets, along with assets obtained under management agreements will add substantial near term gains.

                                                                         Annual
                                                               ............................
Asset                                Type                        Revenues       Cash Flow
-------------------------------------------------------------------------------------------
Pride Carlos Walter                  Newbuild DP Semi             $52              $36
Pride Brazil                         Newbuild DP Semi              52               36
Pride North Atlantic                 3rd Gen. Semi                 26               12
Pride North Sea                      2nd Gen. Semi                 24               10
Pride Montana                        Independent Leg Jackup        17                9
Pride Utah                           Mat Cantilever Jackup         12                6
Marine 306                           Accommodation Jackup          10                6
Al Baraka                            Tender-assisted               11                6
Bintang Kalimantan                   Barge Rig                     12                6
1006E                                Platform Rig                   8                4
3,000 HP Land Rigs (2)               Ultra-deep Land Rigs          18                8
Coiled Tubing Drilling Units (2)     Land Drilling                 11                5
Chad Land Rigs (5)                   Land Drilling                 32               13
Omega                                Managed Semi                   5                5
Viking                               Managed Semi                   5                5
=============================================================================================
TOTAL                                21 RIGS                     $295             $167

                                                                                           15

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]

                               INDUSTRY DRIVERS:
                               COMMODITY PRICES


         CRUDE OIL PRICES                              NATURAL GAS PRICES
    [LINE GRAPH APPEARS HERE]                      [LINE GRAPH APPEARS HERE]


[Data for graph]

Quarterly Data                     Gas                    Oil
First Quarter 1997               $1.83                 $20.65
Second Quarter 1997               2.17                  19.61
Third Quarter 1997                2.98                  21.28
Fourth Quarter 1997               2.29                  17.61
First Quarter 1998                2.34                  15.70
Second Quarter 1998               2.38                  14.36
Third Quarter 1998                2.22                  16.19
Fourth Quarter 1998               1.94                  12.06
First Quarter 1999                2.00                  16.69
Second Quarter 1999               2.34                  19.10
Third Quarter 1999                2.56                  24.48
Fourth Quarter 1999               2.30                  25.73
First Quarter 2000                2.83                  26.83
Second Quarter 2000               4.25                  32.41
Third Quarter 2000                5.20                  30.84
Fourth Quarter 2000               9.21                  26.69
First Quarter 2001                5.32                  26.33

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]

                               INDUSTRY DRIVERS:
                                 E&P SPENDING

Dollars in billions

                           [BAR GRAPH APPEARS HERE]


[Data for graph--estimated]



1990 1991 1992 1993 1994 1995 1996 1997 1998 1999  2000    2001E      2002E
---- ---- ---- ---- ---- ---- ---- ---- ---- ----  ----    -----      -----
$60   70   75   75   75   80   85  100   95   75    85   100(+19%)  115(+14%)

Source: Salomon Smith Barney and Morgan Stanley.

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]

                               INDUSTRY DRIVERS:
                               BUDGET INCREASES

                                     Shell, BP and ExxonMobil: E&P Spending

 .  Big 3 annually account
   for roughly 25% of total
   Non-OPEC spending.

 .  75-80% of Big 3's                           [BAR GRAPH APPEARS HERE]
   spending is international.

 .  Recent spending is far
   below normal:

     1998 -- Big 3 spent 87%
     of available cash flow
     on E&P.

     2000 -- Spent only 37%
     of available cash flow
     on E&P activities due to
     mergers, etc.

     2001 -- Moving towards a
     more normalized level
     upstream investment.

[Data for graph--estimated (in billions)]

   1999     2000     2001E
   ----     ----     -----
    $20     $18       $22
           (-12%     (+27%
           Yr/Yr)    Yr/Yr)

Source: Morgan Stanley.

[PRICE LOGO]                                              [MARINE DRILLING LOGO]

                          GOM GAS PRODUCTION DECLINE

                           [LINE GRAPH APPEARS HERE]



[Data for graph--percentages represent first full year production]
Wells
Drilled
During     Yr 2   Yr 3   Yr 4  Yr 5   Yr 6   Yr 7   Yr 8   Yr 9   Yr 10
83-85      100%    80%    63%   50%   40%    32%    26%    21%     16%
86-88      100%    75%    52%   36%   28%    22%    16%    13%     10%
89-91      100%    68%    48%   33%   24%    17%    12%     8%      6%
92-94      100%    60%    41%   28%   19%    10%
95         100%    56%    28%

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]

                              GOM JACKUP DAYRATES

                           [LINE GRAPH APPEARS HERE]




[Data for graph]

              1/95     7/95     1/96     7/96    1/97     7/97     1/98     7/98     1/99     7/99     1/00     7/00     1/01
0-200        $14.63   $15      $15      $21.75   $27     $31.63   $36.06   $32.25   $19.95   $15.25   $20.5     $26.5   $37.63

250-299       16.25    16.63    16.63    25       32.5    39.88    40.5     34.5     21.05    15       21.13     34.38   40

300           20       22       22       36.5     44      61.25    64       44.5     23.75    19       38        44      53.75

[Today's replacement dayrates for: 0 to 200 ft ($52.50); 250 to 299 ft ($80); 300 ft ($90)]

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]




                             FINANCIAL HIGHLIGHTS

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]

                             FINANCIAL HIGHLIGHTS



                 REVENUE
                 (Dollars in Millions)

                 1998................................. $1,064
                 1999................................. $  735
                 2000................................. $1,173
                 2001E................................ $1,664
                 2002E................................ $2,152
                 Upside............................... $2,801


                 EBITDA
                 (Dollars in Millions)

                 1998................................. $  335
                 1999................................. $   88
                 2000................................. $  357
                 2001E................................ $  651
                 2002E................................ $  952
                 Upside............................... $1,481


Source: Historical - Company SEC filings. Projected and Upside - SSB Equity
        Research.
Note: Pro forma combined as if merger occurred on the first day of period. Projections exclude effects of synergies.

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]

                               FINANCIAL OUTLOOK



                                                SSB PROJECTED
(US Dollars in Milllions)             .................................

                           2000       2001E      2002E         Upside
-----------------------------------------------------------//----------
 Revenues                $1,173      $1,664     $2,152         $2,801

 EBITDA                     357         651        952          1,481

 Net Income                  49         226        429            910

 Cash Flow                  236         458        671          1,163

 EPS                     $ 0.40      $ 1.59     $ 2.86         $ 5.92

 CFPS                      1.92        3.15       4.40           7.54

-----------------------------------------------------------//----------


Source: Company SEC filings and SSB Equity Research.
Note: Pro forma results as if merger occurred on the first day of period. Results exclude effects of synergies.

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]

                            SOUND CAPITAL STRUCTURE

(US Dollars in Millions)

-------------------------------------------------------------------------
                                                3/31/01       "AS IF
                                               PRO FORMA     CONVERTED"
-------------------------------------------------------------------------

Cash and Equivalents                            $  281        $  281

Senior Notes and other LT Debt                     655           655
Project Debt                                       583           583
Convertible Debt                                   599
                                           ------------------------------
TOTAL LONG TERM DEBT                             1,838         1,238

SHAREHOLDERS' EQUITY                             1,614         2,214

TOTAL CAPITALIZATION                             3,507         3,507
------------------------------------------------------------------------

Total Debt/Capitalization                           52%           35%
Net Debt/Capitalization                             48%           30%

[PRIDE LOGO]                                              [MARINE DRILLING LOGO]

                              COMBINING STRENGTHS


     .  Strong and Improving Industry Fundamentals


     .  Earnings and Cash Flow Momentum


     .  Large Fleet with Tremendous Operating Leverage


     .  Positioned for Continued Growth and Leadership in Consolidation